UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2020

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza, New York, New York	10119
(Address of Principal Executive Offices)	(Zip Code)

(973) 305-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	VLY	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series A, no par value	VLYPP	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series B, no par value	VLYPO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 1, 2020. On the record date of March 11, 2020, there were 403,748,667 shares of the Company’s common stock outstanding. A total of 358,819,133 shares were present or represented by proxy at the meeting. The Company’s shareholders took the following actions:

Proposal #1 – Voted on the election of 12 persons, named in the Proxy Statement, to serve as directors of the Company for the ensuing year constituting the entire Board of Directors. The following is a list of directors elected at the Annual Meeting with the number of votes “For”, “Against”, “Abstain” and “Broker Non-Votes”, as well as the percentage of votes cast “For” each director nominee.

	Number of Votes
Name	For	% For	Against	Abstain	Broker Non- Votes
Andrew B. Abramson	274,889,425	96.19	10,881,976	613,907	72,433,825
Peter J. Baum	280,232,622	98.06	5,524,627	628,059	72,433,825
Eric P. Edelstein	279,036,679	97.64	6,726,076	622,553	72,433,825
Graham O. Jones	270,821,438	94.80	14,836,799	727,071	72,433,825
Marc J. Lenner	276,500,908	96.76	9,245,201	639,199	72,433,825
Kevin J. Lynch	277,934,217	97.32	7,643,332	807,759	72,433,825
Peter V. Maio	283,278,822	99.14	2,441,638	664,848	72,433,825
Ira Robbins	275,447,016	96.55	9,833,049	1,105,243	72,433,825
Suresh L. Sani	278,278,601	97.39	7,446,615	660,092	72,433,825
Lisa J. Schultz	281,464,843	98.48	4,330,760	589,705	72,433,825
Jennifer W. Steans	281,087,560	98.37	4,653,663	644,085	72,433,825
Jeffrey S. Wilks	266,851,472	93.40	18,842,687	691,149	72,433,825

Proposal #2 – Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was as follows:

	Number of Votes	Percentage
For	355,126,678	99.21
Against	2,824,171	0.78
Abstain	868,284
Broker Non-Votes	0

Proposal #3 – Approved, on a non-binding basis, the compensation of the Company’s named executive officers as determined by the Compensation and Human Resources Committee. The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was as follows:

	Number of Votes	Percentage
For	275,585,998	96.83
Against	9,013,425	3.16
Abstained	1,785,885
Broker Non-Votes	72,433,825

Proposal #4 – Approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock. The number of shares voted “For” and “Against” this approval, as well as the number of abstentions and broker non-votes, was as follows:

	Number of Votes	Percentage
For	340,736,955	95.40
Against	16,411,982	4.59
Abstained	1,670,196
Broker Non-Votes	0

Proposal #5 – Voted against a shareholder proposal to amend the Company’s By-laws and governing documents to provide that holders in the aggregate of 10% of the Company’s common stock have the ability to call a special meeting of shareholders. The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was as follows:

	Number of Votes	Percentage
For	83,932,016	29.60
Against	199,560,025	70.39
Abstained	2,893,267
Broker Non-Votes	72,433,825

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2020		VALLEY NATIONAL BANCORP

	By:	/s/ Ronald H. Janis
Ronald H. Janis
Senior Executive Vice President and General Counsel